UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 15, 2004

PRIMAL SOLUTIONS, INC.

(Exact name of registrant as specified in its chapter)

Delaware	333-46494	36-4170318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18881 Von Karman Avenue Suite 500 Irvine, California 92612
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 260-1500

EXPLANATORY NOTE

The transaction described in Item 1 below potentially may be deemed a “change of control” event.  Although the Company does not believe that a change of control has occurred, it has elected to file this Current Report under Item 1 on a voluntary basis.

Item 1.  Change of Control of Registrant.

PRIVATE PLACEMENT.  On June 15, 2004, Primal Solutions, Inc. (the “Company”) closed a private placement of its common stock and warrants to institutional investors and other accredited investors. The Company sold a total of 14,284,782 new shares of its common stock, and warrants to purchase a total of 7,142,393 new shares of its common stock in the private placement.  Investors received a warrant to purchase one share of common stock for each two shares of common stock purchased; therefore, the effective price in the private placement is $0.23 for each unit, consisting of one share of common stock and a warrant to purchase one-half of a share of common stock.  The warrants have an exercise period of five years with an exercise price of $0.28 per share.  The warrants are exercisable in cash, representing a potential $2.0 million in additional proceeds, bringing the total gross proceeds of this offering to approximately $5.3 million upon full exercise of the warrants.

Pursuant to the Purchase Agreement, the Company issued an aggregate of 13,043,478 shares of its common stock at a price of $.23 per share to Special Situation Private Equity Fund , L.P., Special Situation Technology Fund, L.P., and Special Situation Technology Fund II, L.P. (collectively, “Institutional Investors”), and received gross proceeds of $3.0 million in cash from the Institutional Investors.  The Company also issued warrants to the Institutional Investors to purchase an aggregate of 6,521,739 shares of its common stock at an exercise price of $.28 per share for a five-year period.  Additionally, the Company and the Institutional Investors entered into a Registration Rights Agreement, whereby, among other things, the Company agreed to file a “resale” registration statement with the U.S. Securities and Exchange Commission (“SEC”), covering the shares of the Company’s common stock issued and underlying the warrants in connection with the private placement, no later than July 30, 2004.  A form of the Purchase Agreement, the Registration Rights Agreement, and Warrant are filed herewith as Exhibits 10.18, 10.19, and 10.20, respectively (collectively, the “Institutional Investor Agreements”).

As a condition precedent to closing the private placement with the Institutional Investors under the Institutional Investor Agreements, the Company was required to have received gross proceeds from the sale of its common stock and warrants of not less than $250,000 from accredited investors on terms no more favorable than those offered to the Institutional Investors.  The Institutional Investors also required that the accredited investors be comprised of at least, but not limited to, each member of the Company’s Board of Directors, its Chief Executive Officer, and its Chief Financial Officer (the Board of Directors, together with the Chief Executive Officer and the Chief Financial Officer, “Management”).  Accordingly, Management contributed gross proceeds of $125,500 in cash to purchase an aggregate of 545,653 shares of the Company’s common stock at a price of $.23 per share, and warrants to purchase an aggregate of 272,827 shares of the Company’s common stock exercisable at $.28 per share for five years.  Additionally, other accredited investors contributed gross proceeds of $160,000 in cash to purchase an aggregate of 695,651 shares of the Company’s common stock at a price of $.23 per share, and warrants to purchase an aggregate of 347,827 shares of the Company’s common stock exercisable at $.28 per share for five years.

In connection therewith, the non-Management other accredited investors entered into the Institutional Investor Agreements.  The Company and each of the Management executed a Purchase Agreement and a Registration Rights Agreement, and the Company issued warrants on terms no more favorable than as offered to the Institutional Investors.  Additionally, each of the Management was required by the Institutional Investors to execute a Lock-Up Agreement providing for certain restrictions on the transfer of shares of the Company’s common stock owned by such person as set forth in the Lock-Up Agreement.  A form of the Purchase Agreement, the Registration Rights Agreement, Warrant, and Lock-Up Agreement are filed herewith as Exhibits 10.21, 10.22, 10.23, and 10.24 respectively.

The shares of the Company’s common stock and the warrants issued to the investors in the private placement have not been registered under the Securities Act of 1933, as amended (“Securities Act”), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D Rule 506 promulgated under the Securities Act, which exempts transactions by an issuer not involving any public offering.  All of the stock and warrant certificates representing these securities bear a legend stating that they have not been registered under the Securities Act and are subject to restrictions on transfer.

NO CLAIM OF “GROUP” AND NO CHANGE IN MANAGEMENT.  It is the Company’s belief that the three Institutional Investors may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (“Exchange Act”), for purposes of this disclosure on Form 8-K.  Each of the Management expressly disclaim the existence of a “group” either among themselves or between any of them and any other investor in the private placement or any other record or beneficial owner of the Company’s voting securities.  The Company has not received any indication from any other investor in the private placement that it will act as a “group” either among themselves or between any of them and any other investor in the private placement or any other record or beneficial owner of the Company’s voting securities.

The consummation of the private placement resulted in no changes to the composition of the Board of Directors of the Company, its Chief Executive Officer or its Chief Financial Officer; and the Company does not know of any arrangements or understandings among or between any of the investors in the private placement with respect to the election of directors.

Without acting in concert as a “group” with the intent to control or influence the business or affairs of the Company, none of the investors has a majority of the voting power of the Company’s common stock as a result of the private placement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table set forth information regarding the number of shares of the Company’s common stock beneficially owned on June 15, 2004, after giving effect to the issuances pursuant to the Purchase Agreements, by:

•                  each person who is known by the Company to beneficially own 5% or more of its common stock;

•                  each of the directors and executive officers of the Company; and

•                  all of the Company’s directors and executive officers as a group.

Shares of Common Stock Beneficially Owned

For purposes of this table, a person is deemed to be the “beneficial owner” of the number of shares of common stock that such person has the right to acquire within 60 days of June 15, 2004 through the exercise of any option, warrant or right, through the conversion of any security, through the power to revoke a trust, discretionary account, or similar arrangement, or through the automatic termination of a trust, discretionary account or similar arrangement.

Name of Beneficial Owner / Management	Number of Shares	Percent of Class

David Mechler (1)	2,755,082	7.7%

Mark J. Nielsen (2) (14)	1,273,967	3.6%

Arun Anand (3) (14)	203,119	*

Murari Cholappadi (4) (14)	203,119	*

Sanjay Gupta (5) (14)	203,119	*

John Faltys (6) (14)	2,230,541	6.2%

Joseph R. Simrell (7) (14)	1,655,420	4.6%

David Haynes (8) (14)	1,763,755	4.9%

Michael G. Fowler (9)	267,434	*

Tim Hoolihan (10)	232,422	*

Todd R. Taylor (11)	126,438	*

Louis A. Delmonico (12)	521,522	1.4%

John E. Rehfeld (13)	1,214,322	3.4%

Special Situations Funds (15)	19,565,217	46.2%

All executive officers and directors as a group (8 persons) (16)	8,011,854	21.1%

*Constitutes less than 1%

(1)                                  Includes 2,646,386 shares of common stock beneficially owned by Mr. Mechler and 108,696 shares of common stock underlying warrants exercisable as of the date set forth above or within 60 days thereafter. The business address for this person is P.O. Box 1439, Medina, Texas 78055.

(2)                                  Includes 1,273,967 shares of common stock beneficially owned by Mr. Nielsen.  See Note 14. The business address for this person is 27126-B Paseo Espada, Suite 725, San Juan Capistrano, California 92675.

(3)                                  Includes 203,119 shares of common stock owned by Mr. Anand.  See Note 14. The business address for this person is 13403 Venice Villa Lane, Sugar Land, Texas 77478.

(4)                                  Includes 203,119 shares of common stock beneficially owned by Mr. Cholappadi.  See Note 14. The business address for this person is 2434 Crossing Way, Wayne, New Jersey 07470.

(5)                                  Includes 203,119 shares of common stock beneficially owned by Mr. Gupta.  See Note 14. The business address for this person is 90 N. Michigan Avenue, #205, Pasadena, California 91106.

(6)                                  Includes 1,954,454 shares of common stock beneficially owned by Mr. Faltys and 276,087 shares of common stock underlying warrants exercisable as of the date set forth above or within 60 days thereafter.  See Note 14. The business address for this person is 18881 Von Karman Avenue, Suite 500, Irvine, California 92612.

(7)                                  Includes 1,459,407 shares of common stock beneficially owned by Mr. Simrell, 196,013 shares of common stock underlying options and warrants exercisable as of the date set forth above or within 60 days thereafter.  See Note 14. The business address for this person is 18881 Von Karman Avenue, Suite 500, Irvine, California 92612.

(8)                                  Includes 1,459,407 shares of common stock beneficially owned by Mr. D. Haynes and 304,348 shares of common stock underlying warrants exercisable as of the date set forth above or within 60 days thereafter.  See Note 14. The business address for this person is 18881 Von Karman Avenue, Suite 500, Irvine, California 92612.

(9)                                  Includes 1,500 shares of common stock beneficially owned by Mr. Fowler and 265,934 shares of common stock underlying options exercisable as of the date set forth above or within 60 days thereafter. The business address for this person is 18881 Von Karman Avenue, Suite 500, Irvine, California 92612.

(10)                            Includes 47,750 shares of common stock beneficially owned by Mr. Hoolihan and 184,672 shares of common stock underlying options exercisable as of the date set forth above or within 60 days thereafter. The business address for this person is 18881 Von Karman Avenue, Suite 500, Irvine, California 92612.

(11)                            Includes 4,348 shares of common stock beneficially owned by Mr. Taylor and 122,090 shares of common stock underlying options and warrants exercisable as of the date set forth above or within 60 days thereafter. The business address for this person is 18881 Von Karman Avenue, Suite 500, Irvine, California 92612.

(12)                            Includes 154,348 shares of common stock beneficially owned by Dr. Delmonico and 367,174 shares of common stock underlying options and warrants exercisable as of the date set forth above or within 60 days thereafter. The business address for this person is 18881 Von Karman Avenue, Suite 500, Irvine, California 92612.

(13)                            Includes 855,626 shares of common stock beneficially owned by Mr. Rehfeld and 358,696 shares of common stock underlying options and warrants exercisable as of the date set forth above or within 60 days thereafter. The business address for this person is 18881 Von Karman Avenue, Suite 500, Irvine, California 92612.

(14)                            In the past, the Company has disclosed that Mr. P. Haynes (in his capacity as the Chairman of Avery), Thurston Group, Inc. and each of its affiliates, and Waveland, LLC (a limited liability company wholly owned by Mr. P. Haynes) and each of its affiliates (collectively, the “Haynes Parties “), granted to Messrs. Nielsen, Anand, Cholappadi, Gupta, Faltys, Simrell, and D. Haynes an irrevocable proxy to vote all the shares of the Primal common stock that any of the Haynes Parties received in the Distribution (as that term is defined in the Company's Form 10-KSB as filed with the SEC on March 30, 2004) and certain shares of the Company’s common stock, if any, acquired thereafter. As discussed in the Company's Form 10-KSB as filed with the SEC on March 30, 2004, Primal has elected to treat the proxy granted to the Old Primal Stockholders as expired effective September 24, 2003.

(15)                            Includes (i) 6,521,739 shares of common stock beneficially owned by Special Situations Private Equity Fund, L.P. and 3,260,870 shares of common stock underlying warrants exercisable as of the date set forth above or within 60 days thereafter, (ii) 1,043,478 shares of common stock beneficially owned by Special Situations Technology Fund, L.P. and 521,739 shares of common stock underlying warrants exercisable as of the date set forth above or within 60 days thereafter and (iii) 5,478,261 shares of common stock beneficially owned by Special Situations Technology Fund II, L.P and 2,739,130 shares of common stock underlying warrants exercisable as of the date set forth above or within 60 days thereafter.  The business address for Special Situations Funds is 153 E. 53rd Street, 55th Floor, New York, New York 10022.

(16)                            Includes all shares and options described in Notes 6, 7, 8, 9, 10, 11, 12 and 13, above.

The summary of the transactions described in this Form 8-K is qualified by reference to the Purchase Agreements and other agreements or instruments executed in connection with the Purchase Agreements, all of which are exhibits hereto.

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits.

10.18	Purchase Agreement between the Company and the Institutional Investors and Non-Management Other Accredited Investors, dated June 8, 2004

10.19	Registration Rights Agreement between the Company and the Institutional Investors and Non-Management Other Accredited Investors, dated June 8, 2004

10.20	Form of Warrants for the issuance of warrants to the Institutional Investors and Non-Management Other Accredited Investors

10.21	Purchase Agreement between the Company and Management, dated June 8, 2004

10.22	Registration Rights Agreement between the Company and Management, dated June 8, 2004

10.23	Form of Warrants for the issuance of warrants to Management

10.24	Form of Lock-up Agreement, dated June 8, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2004	PRIMAL SOLUTIONS, INC.

	By:	/s/ Joseph R. Simrell

Joseph R. Simrell

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.18	Purchase Agreement between the Company and the Institutional Investors and Non-Management Other Accredited Investors, dated June 8, 2004

10.19	Registration Rights Agreement between the Company and the Institutional Investors and Non-Management Other Accredited Investors, dated June 8, 2004

10.20	Form of Warrants for the issuance of warrants to the Institutional Investors and Non-Management Other Accredited Investors

10.21	Purchase Agreement between the Company and Management, dated June 8, 2004

10.22	Registration Rights Agreement between the Company and Management, dated June 8, 2004

10.23	Form of Warrants for the issuance of warrants to Management

10.24	Form of Lock-up Agreement, dated June 8, 2004

[Attach the Exhibit Documents]